UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/18/2005

Genaera Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-19651

DE	13-3445668
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462
(Address of Principal Executive Offices, Including Zip Code)

610.941.5676
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On April 18, 2005, Genaera Corporation ("the Company") issued a press release announcing the receipt of regulatory authorization from the Irish Medicines Board to begin a pivotal Phase II clinical trial for the mucoregulator drug, LOMUCIN(TM), in people with cystic fibrosis. In addition, Cystic Fibrosis Foundation Therapeutics, Inc. is supporting this pivotal trial with study specific funding of up to $2.35 million in milestone-driven, matching funds through a Therapeutics Development Award. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c)    Exhibits

Exhibit

Number    Description
99.1          Press release of the Company dated April 18, 2005 - "Genaera Receives Regulatory Authorization for a Pivotal Phase II Trial in Cystic Fibrosis for LOMUCIN(TM)".

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Genaera Corporation

Date: April 19, 2005.	By:	/s/ John A. Skolas
John A. Skolas
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of the Company dated April 18, 2005 - "Genaera Receives Regulatory Authorization for a Pivotal Phase II Trial in Cystic Fibrosis for LOMUCIN(TM)"